ADVANCES FROM THE FHLB	12 Months Ended
Dec. 31, 2012
ADVANCES FROM THE FHLB [Abstract]
ADVANCES FROM THE FHLB
NOTE 9—ADVANCES FROM THE FHLB

Advances from the FHLB consist of the following:

	At December 31,
	2012		2011
Principal payments due during		Weighted		Weighted
	Amount	average rate	Amount	average rate
	(in thousands)

2012	$—	—%	$25,259	3.88%
2013	14,754	2.79%	10,187	3.30%
2014	4,287	2.40%	3,398	2.52%
2015	3,669	2.16%	2,767	2.28%
2016	10,887	1.38%	3,969	2.22%
2017	14,895	1.12%	961	2.19%
Thereafter	12,164	2.43%	367	2.08%
	$60,656	1.88%	$46,908	3.37%

The advances are collateralized by certain first mortgage loans totaling approximately $337.0 million and the FHLB stock owned by the Bank which allow for a maximum borrowing capacity of $251.5 million. Total unused lines of credit at the FHLB were $60.0 million at December 31, 2012. All of the advances from the FHLB are fixed rate, fixed term.